Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA CC, SEC File No. 811-06564 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
Allspring Variable Trust	811-05188
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Series, Inc	811-03591
Calvert Variable Trust, Inc.	811-04000
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127
DFA Investment Dimensions Group, Inc..	811-03258
Federated Hermes Insurance Series	811-08042
Fidelity® Variable Insurance Products Fund	811-03329
Fidelity® Variable Insurance Products Fund II	811-05511
Fidelity® Variable Insurance Products Fund III	811-07205
Fidelity® Variable Insurance Products Fund V	811-05361
Nationwide Variable Insurance Trust	811-03213
T. Rowe Price Equity Series, Inc.	811-07145
T. Rowe Price International Series, Inc	811-07143
Transamerica Series Trust	811-04419
Vanguard Variable Insurance Funds	811-05962
Wanger Advisors Trust	811-08748

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Life Insurance Company